CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2002-B MONTHLY SERVICER'S CERTIFICATE (HP)

                                                 DISTRIBUTION DATE:    07-OCT-02
                                                                     Page 1 of 2


Payment Determination Statement Number                                                       3
Distribution Date                                                                    07-Oct-02


DATES COVERED                                                               FROM AND INCLUDING            TO AND INCLUDING
-------------                                                               ------------------            ----------------
     Collections Period                                                              01-Sep-02                    30-Sep-02
     Accrual Period                                                                  06-Sep-02                    06-Oct-02
     30/360 Days                                                                            30
     Actual/360 Days                                                                        31

                                                                                NUMBER OF
COLLATERAL POOL BALANCE DATA                                                     ACCOUNTS                     $ AMOUNT
----------------------------                                                    ---------                     --------

Pool Balance - Beginning of Period                                               106,469                   1,899,112,187.11
Collections of Installment Principal                                                                          34,886,702.57
Collections Attributable to Full Payoffs                                                                      16,757,173.61
Principal Amount of Repurchases                                                                                        0.00
Principal Amount of Gross Losses                                                                                 549,158.69
                                                                                                           -----------------

Pool Balance - End of Period                                                     105,367                   1,846,919,152.24
                                                                                                           =================




POOL STATISTICS                                                                                              END OF PERIOD
                                                                                                             -------------
Initial Pool Balance (Pool Balance at the Purchase Date)                                                   2,000,013,689.95
Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                      92.35%

Ending O/C Amount                                                                                             99,411,900.42
Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                              105.69%

Cumulative Net Losses                                                                                            292,614.75
Net Loss Ratio (3 mo. Weighted Avg.)                                                                               0.09110%
Cumulative Recovery Ratio                                                                                            56.58%
60+ Days Delinquency Amount                                                                                    4,108,453.00
Delinquency Ratio (3 mo. Weighted Avg.)                                                                            0.10670%

Weighted Average APR                                                                                                 7.135%
Weighted Average Remaining Term (months)                                                                              50.64
Weighted Average Seasoning (months)                                                                                    7.77



CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2002-B MONTHLY SERVICER'S CERTIFICATE (HP)

                                                 DISTRIBUTION DATE:    07-OCT-02
                                                                     Page 2 of 2


CASH SOURCES
     Collections of Installment Principal          34,886,702.57
     Collections Attributable to Full Payoffs      16,757,173.61
     Principal Amount of Repurchases                        0.00          O/C RELEASE   (Prospectus pg S16)
     Recoveries on Loss Accounts                      319,620.09          -----------
     Collections of Interest                       11,359,552.10          Pool Balance                             1,846,919,152.24
     Investment Earnings                               61,531.91          Yield Supplement O/C Amount                (11,531,231.47)
     Reserve Account                                4,797,657.50                                                   -----------------
                                                  ---------------         Adjusted Pool Balance                    1,835,387,920.77
     TOTAL SOURCES                                 68,182,237.78
                                                  ===============         Total Securities                         1,747,507,251.82
                                                                                                                   -----------------

                                                                          Adjusted O/C Amount                         87,880,668.95
CASH USES
     Servicer Fee                                   1,582,593.49          O/C Release Threshold                       73,415,516.83
     Note Interest                                  3,832,472.32
     Reserve Fund                                   4,797,657.50          O/C Release Period? (A1 Notes Matured)         No
     O/C Release to Seller                                  0.00
     Note Principal                                57,969,514.47          O/C Release                                          0.00
                                                  --------------
     TOTAL CASH USES                               68,182,237.78
                                                  ===============


ADMINISTRATIVE PAYMENT
Total Principal and Interest Sources               68,182,237.78
Investment Earnings in Trust Account                  (61,531.91)
Daily Collections Remitted                        (61,811,096.25)
Cash Reserve in Trust Account                      (4,797,657.50)
Servicer Fee (withheld)                            (1,582,593.49)
O/C Release to Seller                                       0.00
                                                  ---------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT              (70,641.37)
                                                  ===============


                                          Beginning            Ending           Principal     Principal per     Interest
                                           Balance            Balance            Payment        $1000 Face       Payment
                                        ----------------   ---------------------------------------------------------------
NOTES & CERTIFICATES
Class A-1  356,694,000.00  @   1.83%      243,107,766.29     185,138,251.82   57,969,514.47     114.5642578     383,097.32
Class A-2  675,000,000.00  @   2.20%      675,000,000.00     675,000,000.00            0.00       0.0000000   1,237,500.00
Class A-3  430,000,000.00  @   2.93%      430,000,000.00     430,000,000.00            0.00       0.0000000   1,049,916.67
Class A-4  395,000,000.00  @   3.53%      395,000,000.00     395,000,000.00            0.00       0.0000000   1,161,958.33
Certificates                               62,369,000.00      62,369,000.00            0.00       0.0000000           0.00
                                        ----------------   --------------------------------                   ------------
    Total Securities                    1,805,476,766.29   1,747,507,251.82   57,969,514.47                   3,832,472.32
                                        ================   ================================                   ============


                                           Interest per
                                            $1000 Face           Original
                                           ------------
NOTES & CERTIFICATES
Class A-1  356,694,000.00  @   1.83%        0.7571093              506000000
Class A-2  675,000,000.00  @   2.20%        1.5926641              777000000
Class A-3  430,000,000.00  @   2.93%        1.7527824              599000000
Class A-4  395,000,000.00  @   3.53%        2.7404678              424000000
Certificates                                                        77400000
                                                            ----------------
    Total Securities                                        2,383,400,000.00
                                                            ================

   * Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 31